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Exhibit 23.2

                        CONSENT OF PRICEWATERHOUSECOOPERS

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 14, 2000 relating to the financial statements, which appears in the 1999 Annual Report to Shareholders of Biogen, Inc., which is incorporated by reference in Biogen, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


                                           By: /s/  PricewaterhouseCoopers LLP
                                               ---------------------------------
                                               PricewaterhouseCoopers LLP
                                               Boston, Massachusetts
                                               January 12, 2001